ORCHID ISLAND CAPITAL ANNOUNCES

DECEMBER 2020 MONTHLY DIVIDEND AND

NOVEMBER 30, 2020 RMBS PORTFOLIO CHARACTERISTICS

•        December 2020 Monthly Dividend of $0.065 Per Share of Common Stock

•        RMBS Portfolio Characteristics as of November 30, 2020

•        Next Dividend Announcement Expected January 14, 2020

Vero Beach, Fla., December 15, 2020 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of December 2020. The dividend of $0.065 per share will be paid January 27, 2020, to holders of record of the Company’s common stock on December 31, 2020, with an ex-dividend date of December 30, 2020.  The Company plans on announcing its next common stock dividend on January 14, 2020.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of December 15, 2020, the Company had 72,604,539 shares of common stock outstanding. As of November 30, 2020, the Company had 70,117,699 shares of common stock outstanding. As of September 30, 2020, the Company had 69,295,962 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of November 30, 2020 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•        RMBS Valuation Characteristics

•        RMBS Assets by Agency

  Investment Company Act of 1940 (Whole Pool) Test Results
  Repurchase Agreement Exposure by Counterparty
  RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS,  such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the

Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Nov 2020	Sep - Nov	Modeled	Modeled
					Net			Weighted	CPR	2020 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Dec)	in Dec)	(-50 BPS)(1)	(+50 BPS)(1)
Pass Through RMBS
Post Reset ARM	$728	$751	0.02%	$103.09	3.63%	4.09%	200	161	0.00%	44.80%	$2	$(2)
Fixed Rate CMO	133,802	142,898	3.66%	106.80	4.00%	4.40%	41	314	27.27%	22.79%	(141)	79
15yr 4.0	684	733	0.02%	107.18	4.00%	4.49%	31	124	21.98%	90.38%	7	(8)
15yr Total	684	733	0.02%	107.18	4.00%	4.49%	31	124	21.98%	90.38%	7	(8)
20yr 2.0	99,631	103,680	2.66%	104.06	2.00%	2.88%	2	238	2.11%	n/a	611	(1,210)
20yr 2.5	145,731	152,835	3.92%	104.88	2.50%	3.34%	5	235	9.78%	8.26%	246	(489)
20yr Total	245,362	256,515	6.57%	104.55	2.30%	3.15%	4	236	6.66%	8.26%	857	(1,699)
30yr 2.5	498,883	527,414	13.52%	105.72	2.50%	3.41%	2	355	2.78%	5.97%	3,937	(7,732)
30yr 3.0	747,464	819,236	21.00%	109.60	3.00%	3.49%	4	356	6.55%	27.44%	13,799	(17,444)
30yr 3.5	1,169,332	1,289,742	33.05%	110.30	3.50%	3.98%	12	344	15.11%	14.53%	10,913	(15,929)
30yr 4.0	186,724	210,858	5.40%	112.92	4.00%	4.51%	27	326	14.97%	25.95%	3,350	(3,772)
30yr 4.5	98,453	111,257	2.85%	113.00	4.50%	5.00%	18	339	21.61%	25.98%	829	(881)
30yr 5.0	27,576	31,294	0.80%	113.49	5.00%	5.63%	33	320	24.53%	36.46%	287	(278)
30yr Total	2,728,432	2,989,801	76.62%	109.58	3.27%	3.83%	9	348	10.83%	15.43%	33,115	(46,036)
Total Pass Through RMBS	3,109,008	3,390,698	86.90%	109.06	3.22%	3.80%	10	337	11.21%	15.44%	33,840	(47,666)
Structured RMBS
Interest-Only Securities	270,232	28,783	0.74%	10.65	4.00%	4.60%	78	267	40.82%	42.63%	(2,333)	4,021
Total Structured RMBS	270,232	28,783	0.74%	10.65	4.00%	4.60%	78	267	40.82%	42.63%	(2,333)	4,021
Long TBA Positions
FNCL 2.0 TBA	465,000	482,438	12.36%	103.75	2.00%						5,847	(9,432)
Total Long TBA	465,000	482,438	12.36%	103.75	2.00%						5,847	(9,432)
Total Mortgage Assets	$3,844,240	$3,901,919	100.00%		3.13%	3.87%	16	332	13.58%	18.71%	$37,354	$(53,077)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures	$(50,000)	Dec-2021									(313)	313
Swaps	(820,000)	Apr-2025									(9,053)	19,262
5-Year Treasury Futures	(69,000)	Mar-2021(2)									(2,177)	2,388
TBA	(328,000)	Nov-2020									(2,098)	3,442
Swaptions	(667,300)	May-2021									(3,864)	4,396
Hedge Total	$(1,934,300)										$(17,505)	$29,801
Rate Shock Grand Total											$19,849	$(23,276)

(1)    Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)    Five year treasury futures contracts were valued at prices of $126.03 at November 30, 2020.  The market value of the short position was $87.0 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of November 30, 2020			As of November 30, 2020
Fannie Mae	$2,335,519	68.3%	Non-Whole Pool Assets	$480,382	14.0%
Freddie Mac	1,083,962	31.7%	Whole Pool Assets	2,939,099	86.0%
Total Mortgage Assets	$3,419,481	100.0%	Total Mortgage Assets	$3,419,481	100.0%

(1)    Amounts in the tables above exclude long TBA positions with a market value of approximately $482.4 million.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of November 30, 2020	Borrowings	Debt	Rate	in Days	Maturity
Mirae Asset Securities (USA) Inc.	$367,670	11.3%	0.25%	60	2/11/2021
Mitsubishi UFJ Securities (USA), Inc	341,739	10.3%	0.24%	48	1/26/2021
Merrill Lynch, Pierce, Fenner & Smith	282,037	8.5%	0.25%	14	12/14/2020
Wells Fargo Bank, N.A.	277,091	8.4%	0.23%	30	1/19/2021
J.P. Morgan Securities LLC	276,879	8.4%	0.25%	100	3/12/2021
Citigroup Global Markets Inc	222,559	6.7%	0.23%	43	1/19/2021
Cantor Fitzgerald & Co.	214,128	6.5%	0.23%	55	2/12/2021
ASL Capital Markets Inc.	196,506	5.9%	0.23%	60	2/11/2021
RBC Capital Markets, LLC	163,155	4.9%	0.22%	43	1/12/2021
Barclays Capital Inc.	158,409	4.8%	0.23%	43	1/12/2021
ING Financial Markets LLC	125,919	3.8%	0.22%	45	1/14/2021
Daiwa Securities America Inc.	120,549	3.6%	0.25%	41	2/10/2021
ED&F Man Capital Markets Inc	115,495	3.5%	0.22%	44	1/22/2021
ABN AMRO Bank N.V.	109,827	3.3%	0.23%	44	1/13/2021
South Street Securities, LLC	78,756	2.4%	0.28%	133	5/13/2021
Bank of Montreal	72,242	2.2%	0.24%	11	12/11/2020
Nomura Securities International, Inc.	53,293	1.6%	0.21%	84	2/22/2021
Lucid Cash Fund USG LLC	52,657	1.6%	0.26%	10	12/10/2020
Goldman, Sachs & Co.	27,477	0.8%	0.23%	78	2/16/2021
Austin Atlantic Asset Management Co.	25,455	0.8%	0.26%	7	12/7/2020
J.V.B. Financial Group, LLC	23,556	0.7%	0.23%	46	1/15/2021
Total Borrowings	$3,305,399	100.0%	0.24%	50	5/13/2021

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400